[picture]  Harold K 'Cas' Carter
            No. 2  Foster Lodge
            St. George
            Barbados
            Indies
-----------------------------------------------------------------------------


9 June 2000

ifg.com, INC
C/o  Kevin Mellor
1400 - 2002 Victoria Ave.
Regina
Saskatchewan
S4POR7
Canada

Dear Sir:

I hereby agree to be a director of ifg.com, INC.

Yours respectfully,



(signature Harold K. 'Cas' Carter)
Harold K. `Cas' Carter

HKC/sam







-----------------------------------------------------------------------------
Phone: (246) 435-7062            Fax: (246) 435-7062        cas@caribsurf.com

                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT made as of the 20TH day of April, 2000.

BETWEEN:

     IFG TRUST SEVICES INC.,
     a Corporation incorporated under the laws of Nevis,

     Hereinafter referred to as the "Company"

                                          OF THE FIRST PART;

                       -and-

     DAN MACMULLIN,
     of the City of Regina in the Province of Saskatchewan,

     Hereinafter referred to as the "Employee"

                                         OF THE SECOND PART.

     WHEREAS the Company is desirous of engaging the services of the Employee with respect to the position of Vice-President and Director of the Company and to perform management and director services related to these offices and the business being carried on by the Company (the "Business");

     AND WHEREAS the Employee is desirous of providing the aforementioned services in conjunction with the management of the Business;

     NOW THEREFORE in consideration of the mutual covenants exchanged between the parties the parties agree with each other as follows:

1.0  VICE-PRESIDENT and DIRECTOR

1.1 The Company hereby hires and retains the Employee to satisfy the positions of Vice-President and Director, and without limiting the generality of the foregoing the Employee agrees to render, the following skilled services in accordance with the terms and conditions set out in this Agreement:

     (a)  To  assist  in  all  matters  relating  to  the  planning,   research,
          development, operation, maintenance and execution of the trust and corporate services offered by the Company to its customers;

     (b) To become knowledgeable and proficient at trust and corporate law in general so that the Employee can be conversant with the Company's customers and their professional advisors;

     (c) To become knowledgeable and proficient with respect to the laws of Nevis regarding trust and corporate services;

     (d) To act as the Company's liaison with the Governments of St. Kitts and Nevis with the purpose of expanding the Company's business in these jurisdictions;

     (e) To travel as necessary to establish the Company's ability to carry on business in other Caribbean jurisdictions;

     (f) To assist and give guidance to the Board of Directors of the Company in the general supervision of the Business;

     (g)  To  execute  the   directions   given  by  the  Board  of   Directors.
          (Collectively referred to herein as "Consulting Services").


2.0  DILIGENCE

2.1 The Employee agrees to be bound by the provisions hereof and to perform the Consulting Services required to be performed by him pursuant to the provisions hereof, diligently and in good faith and with a view to the best interests of the Company.


3.0  REMUNERATION

3.1 The remuneration paid to the Employee for the Consulting Services shall be $50,000 USD per annum payable monthly, guaranteed for 1 year;

3.2  The Employee shall receive $2,500 USD per month living allowance;

3.3  The Company shall pay to have the Employee obtain his work permit in Nevis.


4.0  HOLIDAYS

4.1  The Employee shall be entitled to 3 weeks vacation per year.

5.0  WORK WEEK

5.1 The Employee shall be available for and shall work a forty (40) hour work week or the time necessary to satisfy his obligations under this Agreement.


6.0  TERM

6.1  The term of this Agreement shall commence on June 15, 2000.

6.2 The Company may terminate this Agreement at any time on thirty (30) days written notice to the Employee.


7.0  JURISDICTION

7.1 The parties agree that this Agreement shall be governed in accordance with the laws of Nevis.


8.0  NOTICE

8.1 Any notice to be given hereunder shall be valid and effective if such notice is sent by first class mail, postage prepaid, addressed to or personally delivered to the Company at:

                P.O. Box 265GT, Walker House
                Mary Street, George Town
                Grand Cayman, Cayman Islands

     and to the Employee at:

                P.O. Box 481
                #3 Church Street
                Basseterre St. Kitts
                West Indies

     Any notice so given by mail shall be deemed to have been given on the third business day following the date of mailing and any notice so given by being personally delivered shall be deemed to have been given when so delivered.


9.0  MISCELLANEOUS

9.1 The Employee agrees to become the Vice-President and Director of a corporation to be formed that will be a subsidiary of Internet Financial

     Group Inc. and represents that Company's trust services division.

     IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first above written.

(Seal)                                          IFG Trust Services Inc.




                                                Per:__(signature)_________

Signed, Sealed and Delivered in
the presence of:




(signature)                                     (signature)
-----------------------------                   --------------------------
Witness                                         Dan MacMullin

                                                                    [LOGO - IFG]




March 20, 2001

Drew Parker
Simon Fraser University

IFG would like to offer you the opportunity to be a director of International Financial Group Inc. Our Company will be filing to become a public company on the NASDAQ in the near future.

Remuneration will be $10,000 USD per annum payable quarterly at $2,500 per quarter. A stock option plan will be developed by the company in the future that you will participate in.

Will you please sign and date where indicated and return this letter to me accepting your position as a director. A directors meeting will be held this week in which we would like your attendance.

Please forward the following documents (notarized passport picture page, bank reference and professional reference) to our attention so that we have a due diligence package that must be provided to satisfy the Cayman Islands money laundering laws.

If you have any questions please call me at 345-946-4170.

Yours truly,




Kevin C. Mellor
President and Chairman

I, Drew Parker, hereby accept the position of Director, International Financial Group Inc this 20 day of March, 2001.


___(signature - Drew C. Parker)______
Drew Parker

                      INTERNATIONAL FINANCIAL GROUP, INC.
       ------------------------------------------------------------------
       P.O.Box 10098 APO, Grand Pavilion Commercial Centre, West Bay Road
                       Grand Cayman, Cayman Islands, BWI

                                                                  [LOGO-ifg.com]
                                                                   Box 10098 APO
                                                Grand Pavilion Commercial Centre
                                                                   West Bay Road
                                                    Grand Cayman, Cayman Islands
                                                             British West Indies
                                                        Telephone: (345) 9464170
                                                        Fascimile: (345)946-4173

                                                           Website:  www.ifg.com


October 19, 2000

Mr. John W. Rayner
Independent Consults Actuary
Abbott Associates
Suite 204
International Centre
Bermudiana Road
Hamilton, Bermuda

Dear Mr. Rayner:

Pursuant to our conversation, it is with pleasure to offer to you the position of Director, ifg.com, Inc. and Director, ifginsurance.com, Inc, (a to be formed Bermuda corporation).

Remuneration will be $10,000 USD for each position and will be paid quarterly. Please note, in this instance, we will be advancing $10,000 USD as a retainer to be granted towards your directors fees.

Will you please sign and date where indicated and return this letter to me accepting your position as a director.


Yours truly,


(signature - Kevin C. Mellor)
Kevin C. Mellor
President and Chairman


I, John W Rayner, hereby accept the position of Director, ifg.com, Inc.. and will accept the position of Director for, ifginsurance.com, Inc. (a to be formed Bermuda corporation.) upon its formation.

_____(signature - John W. Rayner)______
John W. Rayner







  --------------------------------------------------------------------------

                                                                  [LOGO-ifg.com]
                                                                   Box 10098 APO
                                                Grand Pavilion Commercial Centre
                                                                   West Bay Road
                                                    Grand Cayman, Cayman Islands
                                                             British West Indies
                                                        Telephone: (345) 9464170
                                                        Fascimile: (345)946-4173

                                                           Website:  www.ifg.com

Signed in the City of (signed - Hamilton) in the Country of (signed - Bermuda) dated this (signed - 20th) day of (signed - October), 2000.












  --------------------------------------------------------------------------

                              EMPLOYMENT AGREEMENT
                              --------------------

THIS AGREEMENT made as of the (signed - 8) day of (signed - September), 2000.

BETWEEN:

                ifg.com, Inc.,
                a Corporation incorporated under the laws of the Cayman Islands,

                Hereinafter referred to as the "Company"

                                                              OF THE FIRST PART;

                                     - and -

                Catherine Rublack,
                of the City of Vancouver in the Province of British Columbia,

                Hereinafter referred to as the "Employee"

                                                             OF THE SECOND PART.

     WHEREAS the Company is desirous of engaging the services of the Employee with respect to the position of Vice President Administration of the Company and other services related to the business being carried on by the Company (the "Business");

     AND WHEREAS the Employee is desirous of providing the aforementioned services in conjunction with the management of the Business;

     NOW THEREFORE in consideration of the mutual covenants exchanged between the parties the parties agree with each other as follows:


1.0  VICE PRESIDENT ADMINISTRATION

1.1 The Company hereb hires and retains the Employee to satisfy the position of Vice President Administration, and without limiting the generality of the foregoing the Employe agrees to render, the following skilled services in accordance with the terms and conditions set out in this Agreement:

     (a)  Executing all reasonable directions given by the President;

     (b) Performing the duties of the office of Vice President Administration with integrity and in the best interests of the Company;

     (c) To become knowledgeable and proficient with securities laws of the Cayman Islands and specifically the Cayman Island Stock Exchange and business, trade and corporate laws of the Cayman Islands;

     (d)  To travel as necessary to assist the  President in his duties;

     (e)  To perform all job duties in a private and confidential manner;

     (Collectively referred to herein as "Employee Services").


2.0  DILIGENCE

2.1 The Employee agrees to be bound by the provisions hereof and to perform the Employee Services required to be performed by her pursuant to the provisions hereof, diligently, privately, confidentially, in good faith and with a view to the best interests of the Company.


3.0  REMUNERATION

3.1 The remuneration paid to the Employee for the Employee Services shall be $50,000 USD per annum payable monthly, guaranteed for 1 year;

3.2  The Employee shall receive $2,500 USD per month living allowance;

3.3 The Company shall pay to have the Employee obtain her work permit in the Cayman Islands;

3.4 The Company shall pay to lease a 4 door economy size car for the time that the Employee remains employed by the Company;

3.5  The Company shall pay to provide health insurance for the Employee;

3.6 The Company shall reimburse the employee for reasonable expenses incurred to move to the Cayman Islands.


4.0  HOLIDAYS

4.1 The Employee shall be entitled to 4 weeks vacation per year and two airline tickets for the purpose of allowing the Employee to take two trips to a destination of her choice in North America.

4.2 The 4 weeks vacation is exclusive of the time taken by the employee to enjoy the two airline tickets but in any event not to exceed 7 days.


5.0  WORK WEEK

5.1 The Employee shall be available for and shall work a forty (40) hour work week or the time necessary to satisfy her obligations under this Agreement.


6.0  TERM

6.1  The term of this Agreement shall commence on September 8, 2000.

6.2 The Company may terminate this Agreement at any time on thirty (30) days written notice to the Employee.


7.0  JURISDICTION

7.1 The parties agree that this Agreement shall be governed in accordance with the laws of the Cayman Islands.


8.0  NOTICE

8.1 Any notice to be given hereunder shall be valid and effective if such notice is sent by first class mail, postage prepaid, addressed to or personally delivered to the Company at:

                P.O. Box 265GT,  Walker House
                Mary Street, George Town
                Grand Cayman, Cayman Islands

     and to the Employee at an address to be provided by her upon execution of this Agreement.

8.2 Any notice so given by mail shall be deemed to have been given on the third business day following the date of mailing and any notice so given by being personally delivered shall be deemed to have been given when so delivered.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first above written.

(Seal)                                        ifg.com, Inc.



                                              Per: __(signature)__

Signed, Sealed and Delivered in
the presence of:


___(signature - Marie P. L. Wells)__          __(signature - Catherine Rublack)
Witness`---                                   Catherine Rublack

                         EMPLOYMENT AGREEMENT AMENDMENT
                         ------------------------------

          THIS AGREEMENT made as of the 7th day of March, 2001.

BETWEEN:

          INTERNATIONAL FINANCIAL GROUP INC. (formerly Internet Financial Group Inc,), a Corporation incorporated under the laws of the Cayman Islands,

          Hereinafter referred to as the "Company"

                                                              OF THE FIRST PART;

                                     -and-

          ANTONY CHAN,
          of the City of Burnaby in the province of British Columbia, Canada

          Hereinafter referred to as the "Employee"

                                                             OF THE SECOND PART.

     WHEREAS the Employee and the Company have agreed to the amendment of the Employment Agreement executed by the Employee and the Company in the year 2001 in respect of the shares to be issued to the Employee;

     AND WHEREAS this amending agreement satisfies the Company's obligations to the Employee regarding any and all shares of the Company and any agreement dealing, of any kind, is amended by this agreement and is of no force and effect;

     NOW THEREFORE in consideration of the mutual covenants exchanged between the parties the parties agree with each other as follows:


1.0  AMENDMENT

1.1 The Employee and the Company hereby agree to amend all provisions contained in the Employment Agreement that deals with the offer, issuance, vesting or any other dealing of the ordinary shares to the Employee but in all other respects the said agreement shall remain in force.

2

1.2 That the Employee and the Company hereby agree that any agreement dealing with the shares of the Company is of no force and effect upon the execution of this Agreement.

1.3 Upon the Company adopting a share option program the Employee will be able to participate in this program pursuant to its terms and conditions.


2.0  JURISDICTION

2.1 The parties agree that this Agreement shall be governed in accordance with the laws of the Cayman Islands.


3.0  NOTICE

3.1 Any notice to be given hereunder shall be valid and effective if such notice is sent by first class mail, postage prepaid, addressed to or personally delivered to the Company at:

                P.O. Box 10098 APO
                Grand Pavilion Commercial Centre
                West Bay Road
                Grand Cayman, Cayman Islands



     and to the Employee at:

                7110 Adair Street
                Burnaby, British Columbia
                Canada
                V5A 1N6

     Any notice so given by mail shall be deemed to have been given on the third business day following the date of mailing and any notice so given by being personally delivered shall be deemed to have been given when so delivered.

     IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first above written.





(Seal)                                     INTERNATIONAL FINANCIAL GROUP INC.



                                           Per:__(signature)_______________

Signed, Sealed and Delivered in
the presence of:



_______________________________            ___(signature - Anthony Chan)___
Witness                                    Anthony Chan

                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS AGREEMENT made effective the 1st day of April, 2001.

BETWEEN:

         ifg.com, Inc.,
         a Corporation incorporated under the laws of the Cayman Islands,

         Hereinafter referred to as the "Company"

                                                              OF THE FIRST PART;

                                    - and -

         ANTHONY CHAN,
         of the City of Burnaby, Canada

         Herinafter referred to as the "Employee"

                                                             OF THE SECOND PART.

     WHEREAS the Company is desirous of engaging the services of the Employee with respect to the position of Senior Vice-President of technology and systems and to perform management services related to this office and the business being carried on by the Company and its subsidiaries;

     AND WHEREAS the Employee is desirous of providing the aforementioned services in conjunction with the management of the Company;

    NOW THEREFORE in consideration of the mutual covenants exchanged between the parties the parties agree with each other as follows:


1.0  SR. VICE-PRESIDENT OF TECHNOLOGY AND SYSTEMS

1.1 The Company hereby hires and retains the Employee to satisfy the position of Sr. Vice-President of Technology and Systems of ifg.com, Inc., and without limiting the generality of the foregoing the Employee agrees to render, the following skilled services in accordance with the terms and conditions set out in this Agreement:

     (a) To be responsible for all matters relating to the operation, planning, staffing and budgeting in respect of the operation of all aspects of the Company and its subsidiaries, technology and systems requirements;

     (b)  To develop a technology plan that identifies all systems  requirements

                                                                              2
          for the Company and its subsidiaries within the budget restraints of the Company and its subsidiaries and to identify, evaluate and manage programmers to perform the software coding for the Company's systems;

     (c) To present all plans to the Board of Directors and management of the Company in a timely fashion for their consideration before incurring expenditures on behalf of the Company;

     (d) To evaluate, develop, enhance and test the existing securities trading system the Company utilizes to conduct securities trades;

     (e) To attend all Board of Directors meetings of the Company and assist other senior management and directors in the general supervision and management of the Company;

     (f) To satisfy all reasonable requests made by the Board of Directors and President of the Company.

          (Collectively referred to herein as "Consulting Services").


2.0  DILIGENCE

2.1 The Employee agrees to be bound by the provisions hereof and to perform the Consulting Services required to be performed by him pursuant to the provisions hereof, diligently and in good faith and with a view to the best interest of the Company.


3.0  REMUNERATION

3.1 Subject to section 3.2 the remuneration paid to the Employee for the Consulting Services shall be $120,000 CDN per annum payable monthly ($10,000 CDN) commencing April 1, 2001 to be paid at the end of each month;

3.2 The Company shall pay to have the Employee obtain his work permit in the Cayman Islands or other offshore jurisdiction;


4.0  HOLIDAYS

4.1 The Employee shall be entitled to 3 weeks vacation per year on the understanding that they can not be taken for the first 9 months of his employment.


5.0  WORKWEEK

5.1 The Employee shall be available for and shall work a forty (40) hour work week or the time necessary to satisfy his obligations under this Agreement.

                                                                               3
     The employee acknowledges that overtime will be required to perform his obligations under this Agreement to which he will not be compensated for.


6.0  TERM

6.1  The term of this Agreement shall commence on April 1, 2001.

6.2 The Company and the Employee may terminate this Agreement at any time on thirty (30) days written notice to the other party or immediately for just cause.


7.0  JURISDICTION

7.1 The parties agree that this Agreement shall be governed in accordance with the laws of the Cayman Islands.


8.0  NOTICE

8.1 Any notice to be given hereunder shall be valid and effective if such notice is sent by first class mail, postage prepaid, addressed to or personally delivered to the Company at

        P.O. Box 10098 APO
        Grand Pavilion Commercial Centre
        West Bay Road, Georgetown
        Grand Cayman, Cayman Islands

     and  to the Employee at:

        -------------------
        Burnaby, Canada
        -------------------

     Any notice so given by mail shall be deemed to have been given on the third business day following the date of mailing and any notice so given by being personally delivered shall be deemed to have been given when so delivered.


9.0  MISCELLANEOUS

9.1 The Employee will be issued 250,000 ordinary shares in ifg.com, Inc. at its paid up capital amount prescribed by the Memorandum and Articles of Association. The Employee acknowledges and agrees that upon his leaving the Company or any of its subsidiaries or their successors or assigns, for any

                                                                               4
     reason regardless of termination of this contract by the Company or the Employee, he shall sell back to the Company at the Company's option, at the same price for which he purchased those shares from the Company, that number of shares that represents the sum of the following formula:

          250,000 shares minus (the number of months subsequent to April 1, 2001 that the Employee worked for the Company pursuant to this Agreement multiplied by 20,833 shares).

     The Employee irrevocably grants to the Company the right to act as his power of attorney, for the sole purpose of transferring the said shares back to the Company as stated in this paragraph 9.1.

     IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first above written.






(Seal)                                      ifg.com, Inc.



                                            Per:____(signature)________________

Signed, Sealed and Delivered in
the presence of:



___(signature)_______________               ___(signature - Anthony Chan)______
Witness                                     Anthony Chan

                                                                    [Logo - IFG]



March 27, 2001



Via Email

Mr. Roman Kostiw
55 Hillcrest Ave.
North York, Ontario

Dear Mr. Kostiw:

IFG would like to offer you the opportunity to be a director of International Financial Group, Inc. Our Company will be filing to become a public company on the NASDAQ in the near future.

Remuneration will be $10,000 USD per annum payable quarterly at $2,500 per quarter. A stock option plan will be developed by the Company, in the future, and you will have the opportunity to participate.

Will you please sign and date where indicated and return this letter to me accepting your position as a director. A directors meeting will be hold tomorrow at 2:00 p.m. ET in which we would appreciate your attendance.

We have your due diligence documentation on file, however, if you could provide us with an up-to-date resume as well as your contact numbers if you do not wish to be contacted at your office.

If you have any questions, please call me at 345-946-4170.

Yours truly,



Kevin Mellor
President and Chairman




I, Roman Kistiw, hereby accept the position of Director, International Financial Group, Inc. the 30th of March, 2001.

                                    (signature - R. Kostiw)



                        INTERNATIONAL FINANCIAL GROUP INC
     P.O. Box 10098 APO o Grand Pavilion Commercial Centre o West Bay Road o
                      Grand Cayman o Cayman Islands, BWI o
                     Tel: 345-946-4170 o Fax: 345-946-4173

                              EMPLOYMENT AGREEMENT
                              --------------------


     THIS AGREEMENT made as of the 17th day of April, 2000.

BETWEEN:

     INTERNET FINANCIAL GROUP INC,
     a Corporation incorporated under the laws of the Cayman. Islands,

     Herinafter referred to as the "Company"

                                                              OF THE FIRST PART;

                                     -and -

     JAMES STEPHENSEN,
     of the City of Vancouver in the Province of British Columbia,

     Hereinafter referred to as the "Employee"

                                                             OF THE SECOND PART.

     WHEREAS the Company is desirous of engaging the services of the Employee with respect to the position of Chief Technology Officer/Director and to perform management and director services related to these offices and the business being carried on by the Company (the "Business:);

     AND WHEREAS the Employee is desirous of providing the aforementioned services in conjunction with the management of the Business;

     NOW THEREFORE is consideration of the mutual covenants exchanged between the parties the parties agree with each other as follows:


1.0  CHIEF TECHNOLOGY OFFICER and DIRECTOR

1.1 The Company hereby hires and retains the Employee to satisfy the positions of Chief Technology Officer and Director, and without limiting the generality of the foregoing the Employee agrees to render, the following skilled services in accordance with the terms and conditions set out in this Agreement:

     (a) To assist in all matters relating to the planning, research, development, operation, and maintenance of the computer system including software and hardware and its interface with the internet and the Company's customers and potential customers related to the Business;

     (b) To assist and give guidance to the Board of Directors of the Company in the general supervision of the Business.

          (Collectively referred to herein as "Consulting Services").


2.0  DILIGENCE

2.1 The Employee agrees to be bound by the provisions hereof and to perform the Consulting Services required to be performed by him pursuant to the provisions hereof, diligently and in good faith and with a view to the best interest of the Company.


3.0  REMUNERATION

3.1 Subject to section 3.2 the remuneration paid to the Employee for the Consulting Services shall be $150,000 USD per annum payable monthly, guaranteed for 1 year;

3.2 The Employee shall receive $10,000 USD per annum for his services as a director to the Company.

3.3 The Company shall pay all reasonable costs necessary to have the Employee set up his office at home and shall pay all costs in the operation of the home office.


4.0  HOLIDAYS

4.1  The Employee shall be entitled to 3 weeks vacation per year.


5.0  WORK WEEK

5.1 The Employee shall be available for and shall work a forty (40) hour work week or the time necessary to satisfy his obligations under this Agreement.


6.0  TERM

6.1  The term of this Agreement shall commence on May 1, 2000.

6.2 The Company may terminate this Agreement at any time on thirty (30) days written notice to the Employee.

7.0  JURISDICTION

7.1 The parties agree that this Agreement shall be governed in accordance with the laws of the Cayman Islands.


8.0  NOTICE

8.1 Any notice to be given hereunder shall be valid and effective if such notice is sent by first class mail, postage prepaid, addressed to or personally delivered to the Company at:

          P.O. Box 265GT, Walker House
          Mary Street, George Town
          Grand Cayman, Cayman Islands

     and to the Employee at:

          1175 Tall Tree Lane
          Vancouver, British Columbia
          V7R 1W6

     Any notice so given by mail shall be deemed to have been given on the third business day following the date of mailing and any notice so given by being personally delivered shall be deemed to have been given when so delivered.


9.0  MISCELLANEOUS

9.1 The Employee agrees to become the President and Director of a corporation to be formed that will be a subsidiary of the Company and represent the Company's technology division.

     IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first above written.




(Seal)                                         INTERNET FINANCIAL GROUP INC.


                                               Per:__(signature)________________


Signed, Sealed and Delivered in
the presence of:




__(signature - Marcia M. Stephenson)__         __(signature - James Stephenson)_
Witness                                        Jim Stephensen

                    EMPLOYMENT AND SHARE AGREEMENT AMENDMENT
                    ----------------------------------------


     THIS AGREEMENT made as of the 7th day of March, 2001.

BETWEEN:

     INTERNATIONAL FINANCIAL GROUP INC. (formerly Internet
     Financial Group Inc.), a Corporation incorporated under the laws of the Cayman Islands,

     Hereinafter referred to as the "Company"

                                                              OF THE FIRST PART;

     JAMES STEPHENSON,
     of the City of North Vancouver in the Province of British
     Columbia, Canada

     Hereinafter referred to as the "Employee"

                                                             OF THE SECOND PART.

     WHEREAS the Employee and the Company have agreed to the amendment of the Employment Agreement executed by the Employee and the Company in the year 2000 in respect of the shares to be issued to the Employee or a trust of his choice;

     AND WHEREAS this amending agreement satisfies the Company's obligations to the Employee or trust of his choice regarding any and all shares of the Company and that any share agreement, of any kind, is amended by this agreement and is of no force and effect;

     NOW THERRFORE in consideration of the mutual covenants exchanged between the parties the parties agree with each other as follows:


1.0  AMENDMENT

1.1 The Employee and the Company hereby agree to amend all provisions contained in the Employment Agreement that deals with the offer, issuance, vesting or any other dealing of the ordinary shares to the Employee or a trust of his

                                                                               2
     choice but in all other respects the said agreement shall remain in force.

1.2 That the Employee or a trust of the employees choice and the Company hereby agree that any agreement dealing with the shares of the Company is of no force and effect upon the execution of this Agreement.

1.3 The Company hereby agrees to issue to the Employee or a trust of his choice 250,000 ordinary shares of the company in satisfaction of all the Company's obligations, of any kind, regarding the shares to the Employee (or trust of his choice) or as referenced in the Employment Agreement or any share agreements executed by the Company and the Employee.

1.4 Upon the Company adopting a share option program the Employee will be able to participate in this program pursuant to its terms and conditions.


2.0  JURISDICTION

2.1 The parties agree that this Agreement shall be governed in accordance with the laws of the Cayman Islands.


3.0  NOTICE

3.1 Any notice to be given hereunder shall be valid and effective if such notice is sent by first class mail, postage prepaid, addressed to or personally delivered to the Company at:

          P.O. Box 10098APO
          Grand Pavilion Commercial Centre
          West Bay Road
          Grand Cayman, Cayman Islands
     and to the Employee at:

          1175 Tall Tree Lane
          Vancouver, British Columbia
          V7R 1W6

     Any notice so given by mail shall be deemed to have been given on the third business day following the date of mailing and any notice so given by being personally delivered shall be deemed. to have been given when so delivered.


     IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first above written.



(Seal)                                        INTERNATIONAL FINANCIAL GROUP INC.




                                              Per:__(signature)_________________



Signed, Sealed and Delivered in
the presence of:


__(signature)________________                 __(signature - J. Stephenson)_____
Witness                                       Jim Stephenson